Exhibit 99.1

DERMTECH ANNOUNCES SUCCESSFUL CLOSING OF BUSINESS COMBINATION WITH

CONSTELLATION ALPHA CAPITAL CORP.

Combined Company will trade on the Nasdaq Capital Market under “DMTK”

LA JOLLA, Calif. and NEW YORK (Sept 3rd, 2019) - DermTech, Inc. (“DermTech”), a global leader in precision dermatology enabled by a non-invasive skin genomics platform, announced today that it has completed its previously announced business combination with Constellation Alpha Capital Corp. (“Constellation”), a publicly-traded special purpose acquisition company prior to the business combination. As a result of the business combination, the previous DermTech stockholders own a controlling interest in the combined company (the “Company”). Shortly following the completion of the business combination, the Company effected a one-for-two reverse stock split of its common stock. As of August 30, 2019, the Company’s common stock and certain of its warrants began trading on the Nasdaq Capital Market under the ticker symbols “DMTK” and “DMTKW,” respectively.

DermTech’s business combination with Constellation was funded through proceeds received from a private sale of Constellation stock at a split-adjusted price of $6.50 per common share, and cash remaining in Constellation’s trust account after giving effect to stockholder redemptions. As a result of the business combination, the Company has access to approximately $29 million of gross capital, exceeding the $15 million closing cash requirement previously announced. Participating investors included experienced life sciences investors such as RTW Investments, HLM Venture Partners, Irwin and Gary Jacobs, the founding family of Qualcomm, Inc., and two institutional investors each with over $10 billion in assets under management.

Immediately following the completion of the business combination, all of Constellation’s officers and directors resigned. DermTech’s senior management has been appointed to serve in their current roles at the Company, and all of the members of DermTech’s board have been appointed to the Company’s board. In particular, Dr. John Dobak, CEO of DermTech, will serve as CEO of the Company, and Matthew Posard, Chairman of DermTech’s board, will serve as Chairman of the Company’s board. In addition, Enrico Picozza of HLM Venture Partners has been appointed as a director of the Company’s board.

DermTech’s flagship product, the Pigmented Lesion Assay (PLA), enables non-invasive and early detection of melanoma using genomic analysis. Studies to date have shown that the PLA test enhances the early detection of melanoma with a higher diagnostic performance than biopsy, the pathology standard of care. These studies have also shown that the PLA test reduces unnecessary surgical procedures ten-fold and lowers the cost per melanoma diagnosed by six-fold. The Company estimates that more than 3.0 million surgical procedures are performed each year to assess pigmented lesions for melanoma. The PLA can be used in a significant majority of these assessments to non-invasively facilitate the early detection of melanoma.

DermTech’s PLA recently received a favorable draft Local Coverage Determination (LCD) from Medicare’s MolDX program administered by Palmetto, GBA. The Company expects this determination, along with product pricing, to be finalized by the end of 2019. DermTech recently hired Todd Wood, who led the dermatology and ophthalmology sales organizations at Allergan, PLC. Under Todd’s direction, DermTech has recently scaled its sales effort to 24 sales representatives in major U.S. urban territories and will continue to expand up to 50 territories over the next five quarters. Proceeds will also be used to develop additional pipeline products for basal and squamous cell skin cancer and to determine skin cancer risk.

John Dobak, M.D., CEO of DermTech, commented, “We are extremely pleased to complete this transaction and are grateful for the tremendous work of all parties on both sides to make this happen. We are excited to expand our effort to bring our novel product to patients and providers across the U.S., and to address a significant unmet need in medicine by improving the early detection of melanoma. We believe that approximately 3.5 million pigmented lesions are assessed for melanoma each year by surgical biopsy. Our platform has the potential to greatly enhance this assessment by helping to find melanoma at earlier stages without requiring surgical incisions. We look forward to scaling our commercial effort and using our platform to deliver additional transformative products to the practice of dermatology.”

Rajiv Sarman Shukla, Chairman and CEO of Constellation, commented, “We are excited to bring this opportunity to our shareholders for three reasons. One, the molecular diagnostics sector has meaningfully outperformed the traditional pathology sector over the last two years. Two, in addition to a deep pipeline of new technologies, DermTech has developed PLA, a clinically proven test that is significantly superior to surgical biopsy in terms of patient comfort, specificity and sensitivity. Three, there is a significant near-term value creation opportunity linked with anticipated LCD and product pricing decisions as well as a significant long-term value creation opportunity linked with scale-up of its commercial footprint and sales led by a very experienced and competent Management team.”

Cowen and Company, LLC acted as financial and capital markets advisor. Greenberg Traurig, LLP served as legal advisor to Constellation for the business combination, and Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. acted as legal advisor to DermTech for the business combination.

About DermTech:

DermTech is a leader in the new category of medicine, precision dermatology. DermTech’s mission is to transform the practice of dermatology through more accurate diagnosis and treatment, and the elimination of unnecessary surgery, leading to improved patient care and lower costs. DermTech provides genomic analysis of skin samples collected non-invasively using an adhesive patch rather than a scalpel. DermTech markets and develops products that facilitate the early detection of skin cancers, assess inflammatory diseases, and customize drug treatments. For additional information on DermTech, please visit DermTech’s investor relations site at: www.DermTech.com

About Constellation:

Constellation is a special purpose acquisition company formed by Mr. Rajiv Sarman Shukla to target acquisitions of healthcare companies. Constellation raised $143.75 million in its initial public offering in June 2017. For additional information on Constellation, please visit the Company’s investor relations site at: www.ConstellationAlpha.com

Forward-Looking Statements:

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of Constellation and DermTech may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance, the timing of product pricing and the timing and issuance of a Medicare Local Coverage Determination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of Constellation and DermTech and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against the parties; (2) the inability to maintain the listing of the Company’s securities on Nasdaq ; (3) the risk that the business combination disrupts current plans and operations as a result of the completion of the business combination; (4) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably and retain its key employees; (5) costs related to or resulting from the business combination; (6) changes in applicable laws or regulations; (7) the demand for the Company’s services together with the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and (8) other risks and uncertainties included in (x) the “Risk Factors” sections of the most recent Annual Report on Form 10-K filed with the SEC by Constellation and the Registration Statement on Form S-4 filed with the SEC by Constellation and (y) other documents filed or to be filed with the SEC by Constellation or DermTech. Constellation and DermTech caution that the foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. Constellation and DermTech do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Contacts:

Kevin Sun, ksun@dermtech.com

Ryan Kelly, rkelly@dermtech.com